UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): November 4, 2010

(November 2, 2010)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 2, 2010, Cell Therapeutics, Inc. (the “Company”) received a notice from The NASDAQ Stock Market (“NASDAQ”) indicating that NASDAQ has granted the Company an additional 180 days to regain compliance with NASDAQ’s $1.00 minimum bid price rule under NASDAQ Marketplace Rule 5550(a)(2). Previously, on May 3, 2010, the Company was notified by NASDAQ that the Company did not meet the minimum bid price rule required for continued listing and was provided until November 1, 2010 to achieve compliance. The Company may achieve compliance during the 180-day period if the closing bid price of the Company’s common stock is at least a $1.00 per share for a minimum of 10 consecutive business days before May 2, 2011.

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements that involve a number of risks and uncertainties, the outcome of which would materially and/or adversely affect actual future results and the trading prices of the Company’s securities. The risks and uncertainties include the risk that the Company may not regain compliance with NASDAQ’s minimum bid price rule by May 2, 2011, and other risk factors listed or described from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its most recent filings on Forms 10-K, 10-Q and 8-K. Except as required by law, the Company does not intend to update any of the statements in this Current Report upon further developments.

Item 7.01. Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by the Company pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

On November 3, 2010, the Company issued a press release entitled “NASDAQ Grants Cell Therapeutics 180-Day Extension to Regain Compliance with Minimum Bid Price Rule.” Attached hereto as Exhibit 99.1 is a copy of such press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated November 3, 2010 entitled “NASDAQ Grants Cell Therapeutics 180-Day Extension to Regain Compliance with Minimum Bid Price Rule.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: November 4, 2010	By:	/s/ JAMES A. BIANCO, M.D.
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 3, 2010 entitled “NASDAQ Grants Cell Therapeutics 180-Day Extension to Regain Compliance with Minimum Bid Price Rule.”